UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 19, 2006
Date of Report (Date of earliest event reported)

TUCOWS INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	23-2707366
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

96 Mowat Avenue
Tornoto, Ontario, Canada M6K 3M1
(416) 535-0123
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal
Executive Offices)

Elliot Noss
President and Chief Executive Officer
Tucows Inc.
96 Mowat Avenue
Toronto, Ontario, Canada M6K 3M1
(416) 535-0123

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

Joanne R. Soslow, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
Telephone: (215) 963-5262
Telecopy: (215) 963-5001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Tucows, Inc. Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on June 21, 2006, as amended by Amendment No. 1 thereto, filed with the Commission on June 22, 2006 (the “Form 8-K”), amends and modifies the Form 8-K to amend and restate Item 9.01 in its entirety.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Mailbank.com, Inc. and Subsidiaries (“Mailbank”) as of and for the years ended December 31, 2005 and 2004 and the unaudited consolidated interim financial statements of Mailbank as of and for the three months ended March 31, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein.

(b) Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the six months ended, June 30, 2006 and for the year ended December 31, 2005 is attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Exhibit

2.1

Agreement and Plan of Merger, dated as of June 15, 2006, by and among Tucows (Delaware) Inc., Tucows (Nevada) Inc., Mailbank.com, Inc., Rawleigh H. Ralls, as the Stockholders’ Representative, certain Stockholders of Mailbank.com Inc. party thereto and, solely with respect to Section 11.4, Tucows Inc.*

In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Merger Agreement are omitted. We agree to furnish supplementally a copy of any omitted schedules and exhibits to the Commission upon request.

10.1	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $6,000,000, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.*

10.2	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $2,122,930.35, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.*

23.1	Consent of Mayer Hoffman McCann P.C., Independent Registered Public Accounting Firm.

99.1	Press Release, dated June 15, 2006.*

99.2	Press Release, dated June 19, 2006.*

99.3

Audited consolidated financial statements of Mailbank.com, Inc. and Subsidiaries as of and for the years ended December 31, 2005 and 2004 and the unaudited consolidated interim financial statements of Mailbank.com, Inc. and Subsidiaries as of and for the three months ended March 31, 2006 and 2005.

99.4	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2006, and for the year ended December 31, 2005.

*Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

/s/ Michael Cooperman
Michael Cooperman Chief Financial Officer and Principal Accounting Officer

Date: September 1, 2006

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EXHIBIT INDEX

Exhibit Number	Exhibit

2.1

Agreement and Plan of Merger, dated as of June 15, 2006, by and among Tucows (Delaware) Inc., Tucows (Nevada) Inc., Mailbank.com, Inc., Rawleigh H. Ralls, as the Stockholders’ Representative, certain Stockholders of Mailbank.com, Inc. party thereto and, solely with respect to Section 11.4, Tucows Inc.*

In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Merger Agreement are omitted. We agree to furnish supplementally a copy of any omitted schedules and exhibits to the Commission upon request.

10.1	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $6,000,000, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.*

10.2	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $2,122,930.35, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.*

23.1	Consent of Mayer Hoffman McCann P.C., Independent Registered Public Accounting Firm.

99.1	Press Release, dated June 15, 2006.*

99.2	Press Release, dated June 19, 2006.*

99.3

Audited consolidated financial statements of Mailbank.com, Inc. and Subsidiaries as of and for the years ended December 31, 2005 and 2004 and the unaudited consolidated interim financial statements of Mailbank.com, Inc. and Subsidiaries as of and for the three months ended March 31, 2006 and 2005.

99.4	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2006, and for the year ended December 31, 2005.

*Previously filed.

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